Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Douglas A. Warner III
_____________________


                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Paul A. Allaire
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Riley P. Bechtel
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Lawrence A. Bossidy
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Martin Feldstein
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Ellen V. Futter
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Hanna H. Gray
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Walter A. Gubert
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ James R. Houghton
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ James L. Ketelsen
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ John A. Krol
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Roberto G. Mendoza
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Michael E. Patterson
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Lee R. Raymond
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Richard D. Simmons
___________________________
                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Kurt F. Viermetz
___________________________


                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Douglas C. Yearley
___________________________

                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ Peter D. Hancock
___________________________

                                             Exhibit 24



                    POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Walter A.
Gubert, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C.P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Registration Statements under the Securities Act of 1933, as amended, for the purpose of registering the offering of (i) securities of J.P. Morgan & Co. Incorporated in connection with any public offering of such securities or
(ii) securities under, and interests in, any plan established by J.P. Morgan & Co. Incorporated or Morgan
Guaranty Trust Company of New York for the benefit of their employees or employees of affiliated companies; to sign any and all amendments (including post-effective amendments) to such Registration Statements; and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 16th day of August, 1999.


/s/ David H. Sidwell
___________________________